OLD MUTUAL INSURANCE SERIES FUND

Supplement Dated May 30, 2008

to the Prospectus dated April 10, 2008

This Supplement updates certain information contained in the currently effective Prospectus for the Old Mutual Large Cap Growth Portfolio and the Old Mutual Large Cap Growth Concentrated Portfolio, series portfolios of Old Mutual Insurance Series Fund. You should retain your Prospectus and all current supplements for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

The following paragraph is deleted in its entirety under the “The Portfolio Managers – Large Cap Growth Portfolio/Large Cap Growth Concentrated Portfolio” section of the Prospectus:

Anthony S. Hooker joined Ashfield in 1986 when Pacific Asset Management, a firm Mr. Hooker founded in 1979, merged with Ashfield. Since 1986, Mr. Hooker has held the position of Portfolio Manager.

The following replaces in its entirety the biographical information for Marc W. Lieberman under the “The Portfolio Managers - Large Cap Growth Portfolio/Large Cap Growth Concentrated Portfolio” section of the Prospectus:

Marc W. Lieberman, CFA, joined Ashfield in 2002 and held the position of Associate Sales Director until December 2003. From December 2003 through January 2005, Mr. Lieberman held the position of Sales Director, and from January 2005 through September 2006, he held the position of Associate Portfolio Manager. Since September 2006, Mr. Lieberman has held the position of Portfolio Manager. Prior to joining Ashfield, Mr. Lieberman was the Director of Sales at Homegain.com from 2000 to 2001.

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Distributor: Old Mutual Investment Partners

R-08-289 05/2008

OLD MUTUAL INSURANCE SERIES FUND

Supplement Dated May 30, 2008

to the Statement of Additional Information dated April 10, 2008

This Supplement updates certain information contained in the currently effective Statement of Additional Information (“SAI”) for the series portfolios of Old Mutual Insurance Series Fund. You should retain your SAI and all current supplements for future reference. You may obtain an additional copy of the SAI, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

The section of the SAI entitled “Trustees and Officers of the Trust” is amended by replacing the opening paragraph with the following:

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Board has approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees have no official term of office and generally serve until they reach the mandated retirement age of 72 (except for Albert A. Miller, whose mandatory retirement age is 77), or until they resign or are not reelected. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive officers of the Trust is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

The following replaces in their entirety the tables entitled “Independent Trustees” and “Interested Trustee” under the heading “Trustees and Officers of the Trust” in the SAI:

INDEPENDENT TRUSTEES

Name and Age	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(S) During Past 5 Years	Number of Portfolios in the Old Mutual Fund Family Complex Overseen by Trustee	Other Directorships Held by Trustee
Leigh A. Wilson (Age: 63)	Chairman	Since 2005	Chief Executive Officer, New Century Living, Inc. (older adult housing) since 1992. Director, Chimney Rock Winery LLC, 2000 - 2004, and Chimney Rock Winery Corp (winery), 1985 - 2004.	41	Caledonia Mining Corporation, Old Mutual Insurance Series Fund; Old Mutual Funds III; The Victory Portfolios; The Victory Institutional Funds; and The Victory Variable Insurance Funds.
John R. Bartholdson (Age: 63)	Trustee	Since 1995	Retired. Chief Financial Officer, The Triumph Group, Inc. (manufacturing), 1992 - 2007.	59	Old Mutual Insurance Series Fund; Old Mutual Funds I; Old Mutual Funds III; ING Clarion Real Estate Income Fund; and ING Clarion Real Estate Income Fund.

Jettie M. Edwards (Age: 61)	Trustee	Since 1995	Retired. Consultant, Syrus Associates (business and marketing consulting firm), 1986 - 2002.	41	Old Mutual Insurance Series Fund; Old Mutual Funds III; EQ Advisors Trust; and AXA Enterprise Funds Trust.
Albert A. Miller (Age: 73)	Trustee	Since 1995	Retired. Advisor and Secretary, the Underwoman Shoppes, Inc. (retail clothing stores), 1980 - 2002. Senior Vice President, Cherry & Webb, CWT Specialty Stores, 1995 – 2000.	41	Old Mutual Insurance Series Fund and Old Mutual Funds III.
*	Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

INTERESTED TRUSTEE

Name and Age	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Old Mutual Fund Family Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Turpin** (Age: 47)	Interested Trustee	Since 2007	Interim Chief Executive Officer (April 2008 - present) and Chief Operating Officer, Old Mutual US Holdings Inc. (2002 – April 2008).	41	Old Mutual Insurance Series Fund and Old Mutual Funds III.
*	Trustee of the Trust until his successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his earlier resignation or retirement.
**	Mr. Turpin is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

The following replaces in their entirety the four paragraphs immediately following the table entitled “Officers” under the heading “Trustees and Officers of the Trust” in the SAI:

Board Committees.

The Trustees are responsible for major decisions relating to a Fund’s investment goals, policies, strategies, and techniques. The Trustees also oversee the operation of the Trust by its officers and various service providers as they affect a Fund, but they do not actively participate in the day-to-day operation of or decision making process related to a Fund. The Board has four standing committees: Governance, Nominating and Compliance Committee; Audit Committee; Service Provider Review Committee; and Investment Committee. Currently, the members of the Audit Committee and Investment Committee are John Bartholdson and Jettie Edwards. The members of the Governance,

Nominating and Compliance Committee and Service Provider Review Committee are Leigh Wilson and Albert Miller. Thomas Turpin is a member of the Investment Committee.

Governance, Nominating and Compliance Committee

The Governance, Nominating and Compliance Committee selects and nominates those persons for membership on the Board who are disinterested Trustees, reviews and determines compensation for the disinterested Trustees and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees with legal advice, as needed. The Governance, Nominating and Compliance Committee shall consider nominees recommended in writing by shareholders (other than shareholders who recommend themselves) to serve as Trustees, provided: (i) that shareholders of one or more of the Funds at the time they submit recommendations and are entitled to vote at the meeting of shareholders at which Trustees will be elected; and (ii) that the Governance, Nominating and Compliance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance, Nominating and Compliance Committee shall evaluate nominees recommended by shareholders to serve as Trustees in the same manner as they evaluate nominees identified by the Committee.

A shareholder who desires to recommend a nominee shall submit a request in writing by regular mail or delivery service to the following address: Old Mutual Funds I, 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, Attention: Secretary of the Old Mutual Funds I. Such request shall contain (i) the name, address and telephone number of, and number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person’s ownership of the Trust at the time the recommendation was made.

Audit Committee

The Audit Committee, among other things, oversees the financial reporting process for the Trust, monitoring the Trust’s audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval by the Board and evaluates the independent audit firm’s performance, costs, and financial stability.

Service Provider Review Committee

The Service Provider Review Committee, among other things, assists the Board in its oversight of the Trust’s service providers. The inception date of the Service Provider Review Committee was May 21, 2008, therefore the Service Provider Review Committee did not hold any meetings during the Trust’s fiscal year ended December 31, 2007.

Investment Committee

The Investment Committee, among other things, assists the Board in its oversight of the investment process of the Trust. The inception date of the Investment Committee was

May 21, 2008, therefore the Investment Committee did not hold any meetings during the Trust’s fiscal year ended December 31, 2007.

The following paragraph should be inserted immediately following the Trustee Compensation Table appearing under the heading “Trustees and Officers of the Trust” in the SAI:

Each Trustee receives a retainer and a per meeting fee. The Trust currently pays the Independent Chairman a yearly retainer of $50,000, each other Independent Trustee a $25,000 yearly retainer, a special Board meeting fee of $3,000 per in-person meeting at the discretion of the Chairman and $1,000 per telephonic meeting at the discretion of the Chairman, plus travel and out-of-pocket expenses incurred by the Trustees in attending Board meetings. Annual Board fees may be reviewed periodically and changed by the Board. The Trust has no plan or other arrangement pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.

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Distributor: Old Mutual Investment Partners

R-08-290 05/2008